
HIGHLAND PRINCE

Cowen & Company Ultimate Energy Conference

December 2014

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue, EBITDA & Utilization


(USD in Millions)
700
600
500
400
300
200
100
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TTM
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation

As at end of Q3 2014

Global Vessel Solutions



WORLDWIDE TOTAL = 72
50
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV
24
SPV
1
AHTS
1
US GULF
PSV
18
FSV
1
MEXICO
AHTS
2
FSV
1
TRINIDAD
AHTS
2
FSV
1
BRAZIL
PSV
5
SPV
1
AUSTRALIA
PSV
2
SOUTHEAST ASIA
PSV
1
AHTS
12

As of Dec 1st 2014

Fleet Growth


9
11
12
14
12
14
21
26
28
31
30
39
43
47
45
48
48
48
71
72
74
73
70
72
72
1990
OWNED VESSELS
2014

As of Dec 1st 2014

Young & Versatile Fleet

Secondary Market Purchases

- Average one vessel purchase per year for last three years
- Two in 2012:
  - One 2010-built DP2 PSV for US GoM
  - One 2006-built DP2 PSV for UK North Sea
- One in 2014:
  - 2012-built DP2 PSV for UK North Sea



Vessel Vintage by Year


Q4 Vessel Recent Vessel Sales
Current New Build Program
Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Vessels in Current Fleet
Recent Market Purchases
Vessel Disposals
Vessels Under Construction

As of Dec 1st 2014

Vessel Dispositions Demonstrate Long-Term Value

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost
Highland Vanguard	2014	1990	24	6,000,000	15,691,776	38%
Highland Guide	2014	1999	15	10,900,000	13,812,263	79%
Highland Legend	2014	1986	28	900,000	3,583,160	25%
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%
Highland Champion	2013	1979	34	825,000	6,297,638	13%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%
Albacore	2012	2008	4	7,000,000	5,983,952	117%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%
Seapower	2010	1974	36	380,000	1,355,389	28%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%
Sefton Supporter	2009	1971	38	1,029,000	909,535	113%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%
North Prince	2007	1978	29	5,650,000	7,212,539	78%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%
	Average Age		23	197,201,000	213,387,915	92%

As of Dec 1st 2014

A Changing Environment

Declining commodity prices and E&P Spending

Significant number of new generation rigs allows for increased activity in:

- Deepwater
- Remote drilling locations
- Harsh environment

Industry and regulatory call for higher specification vessels for:

- Complex activities
- Increased cargo carrying capacity and flexibility


NORTH POMOR

The New Breed Of PSV

GULFMARK'S
ARCTIC CLASS

WINTERIZED
ERN 99,99,99,99
SPS CODE

Length	92.6m
Breadth	19.2m
Dwt	5000T
Speed	17kts



Oil Recovery
1000m² Deck
DP2
ST-216 Arctic
Dry Bulk Tanks
Ice-1B Hull
Diesel Electric Propulsion
Maximized Special Product Capacity
Mud, Brine & Drilling Fluids
8.4 MW Of Power
Bow Thrusters

New Construction Delivery Schedule

Class	Region	Design	Vessel	Status	Delivery
300 Class	Europe	887	DEFENDER		Jul 10, 2013
300 Class Arctic	Europe	Arctic	POMOR		Jul 26, 2013
280 Class	Europe	879	CHIEFTAIN		Sep 14, 2013
300 Class	Europe	887	GUARDIAN		Sep 26, 2013
250 Class	Europe	755XL	KNIGHT		Oct 11, 2013
300 Class Arctic	Europe	Arctic	CRUYS		Feb 14, 2014
250 Class	Europe	755XL	PRINCESS		Mar 22, 2014
280 Class	US	T-Sea	POLARIS		May 2, 2014
280 Class	US	T-Sea	REGULUS	ESTIMATED	Jan 2015
300 Class	US	887	HERCULES	ESTIMATED	Apr 2015
300 Class	US	887	PEGASUS	ESTIMATED	Aug 2015
300 Class Arctic	Europe	Arctic	ARCTIC - TBN	ESTIMATED	Dec 2015

2013 2014 2015

As at Nov 1st 2014

Vessel Enhancement Schedule

Six 190 Class PSVs have been lengthened to 230 Class

Nine 210 Class PSVs being lengthened to 260 Class



St. Louis
COMPLETED
Sep 30, 2013
Toulouse
COMPLETED
Nov 9, 2013
Orleans
COMPLETED
Mar 15, 2014
Esplanade
COMPLETED
May 13, 2014
Bourbon
COMPLETED
Aug 28, 2014
Royal
COMPLETED
Oct 28, 2014
Chartres
ESTIMATED
Dec 13, 2014
Iberville
ESTIMATED
Mar 1, 2015
Bienville
ESTIMATED
Jul 2015
2013
Jan
2014
Jan
2015

As at Nov 1st 2014

DEMAND DRIVERS

GULFMARK

Rig Count Growth – North Sea

FLOATING RIGS	
Drilling	36
Gross Additions (through Q4 2015)	8
% Increase	**22%**
JACKUPS	
Drilling	44
Gross Additions (through Q4 2015)	1
% Increase	**2%**

Source: IHS Petrodata as of 12/1/14





Floating Rig Count Growth – U.S. GoM

FLOATING RIGS IN U.S. GOM	
Currently Drilling	42
Gross Additions (through Q4 2015)	11
% Increase	**26%**

Source: IHS Petrodata as of 12/1/14





Vessel To Rig Ratio – U.S. Gulf of Mexico



10
9
8
7
6
5
4
3
2
1
0
← Historic
Forecast →
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.7
4.7
4.8
4.8
4.8
4.9
5.0
5.0
4.6
4.5
4.4
4.4
4.3
4.4
4.3
4.2
Estimated Net Growth
17Vessels 0 Rigs
5 Vessels 0 Rigs
3 Vessels 0 Rigs
4 Vessels 0 Rigs
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimates

Sources: IHS Marine Base, IHS Rig Base as of 12/1/14

Assumptions:

1. *Vessel deliveries are net of estimated vessel departures*
2. *No Incremental Rig Growth during 2015*

Note: Dotted red line indicates early 2014 forecast

Vessel To Rig Ratio – North Sea



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
10
9
8
7
6
5
4
3
2
1
0
← Historic
Forecast →
3.8
4.1
4.3
5.0
4.7
4.7
4.6
5.1
4.9
4.7
4.1
4.5
4.4
4.4
4.5
4.4
4.2
4.4
4.2
4.4
4.2
4.6
4.5
4.2
4.3
4.3
4.3
4.4
4.2
4.0
4.0
3.9
3.8
3.8
3.8
3.8
Estimated Net Growth
7 Vessels 0 Rigs
3 Vessels 0 Rigs
5 Vessels 0 Rigs
3 Vessels 0 Rigs
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2 Q3 Q4
2015
Total Vessel to Rig Ratio
Previous Estimate

Sources: IHS Marine Base, IHS Rig Base as of 12/5/14

Assumptions:

1. *No Incremental Rig Growth during 2015*

Note: Dotted red line indicates early 2014 forecast

FINANCIAL INFORMATION

GULFMARK

Revenue

$504M



HIGHLAND PRINCE
42%
AMERICAS
44%
NORTH SEA
14%
SOUTHEAST ASIA

TTM Revenue - $212M
TTM EBITDA - $92M

TTM Revenue - $223M
TTM EBITDA - $87M

TTM Revenue - $69M
TTM EBITDA - $37M

As at end of Q3 2014

Day Rate in Backlog Remains Strong



(USD in Millions)
1,000
900
800
700
600
500
400
300
200
100
0
25,000
20,000
15,000
10,000
5,000
0
Day Rate
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2007
2008
2009
2010
2011
2012
2013
2014

As at end of Q3 2014

Net-Debt Position



(USD in Millions)
600
500
400
300
200
100
0
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
Net-Debt to Total Book Capitalization
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2009 2010 2011 2012 2013 2014

As at end of Q3 2014

2014 - 2015 Non-Operating Uses of Cash

(USD in Millions)

Use	2014E	2015E
New Build Program	100	73
Acquisitions & Enhancements	65	10
Sub-Total	165	83
Dividends	26	26
Total Committed Non-Operating Cash	**191**	**109**

As at end of Q3 2014

Share Repurchase Update

Time Period		Cash Spent	Shares Repurchased		Average Price	% of Shares Outstanding
2012-2013	$	13,255	373,619	$	35.48	1.4%
2014		57,651	1,883,648		30.59	7.1%
Total	$	70,906	2,257,267	$	31.41	8.6%

Total Authorization	$	100,000
Remaining	$	29,094

As of Dec 1st 2014

Reconciliation Of Adjusted EBITDA

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	As of Sep 30th TTM
Net (loss) income	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$80.7
Interest expense, net	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	29.1
Income tax (benefit)	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	4.8
Depreciation & Amortization	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	74.2
EBITDA	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$188.8
Adjustments:											
Impairment	-	-	-	-	-	46.2	97.7	1.8	1.2	-	7.5
Debt refinancing costs	6.5	-	-	-	-	-	-	-	16.7	-	2.5
Accounting Change	7.3	-	-	-	-	-	-	-	-	-	-
Other	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	1.3	(0.6)
Adjusted EBITDA	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$124.3	$164.5	$197.4

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GULFMARK

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